Exhibits No. 20.1:

                         CIT Home Equity Loan Trust 2002-2
       Home Equity Loan Asset Backed Certificates, Series 2002-2
                             Master Servicer's Certificate

                                                           Due Period  1/31/2004
                                                   Determination Date  2/20/2004
                                                    Distribution Date  2/25/2004

I      Available in Certificate Account

       Principal collected on Mortgage Loans                                                                          15,815,574.74
       All Liquidation Proceeds with respect to Principal                                                                842,179.12
       Recoveries on previously Liquidated Mortgages with respect to Principal                                            10,112.15
       Principal portion of Purchase Price on Repurchased Mortgage Loans                                                       0.00
       Substitution Adjustment with respect to Principal                                                                       0.00
                                                                                                                      -------------

                               Principal Distribution Amount                                                          16,667,866.01

       Interest collected on Mortgage Loans                                                                            4,126,499.29
       Interest portion of Purchase Price on Repurchased Mortgage Loans                                                        0.00
       Recoveries on previously Liquidated Mortgages with respect to Interest                                                  0.00
       Substitution Adjustment with respect to Interest                                                                        0.00
       Master Servicer Monthly Advances (net of Compensating Interest)                                                   614,635.65
       Reimbursement of previous months Servicer Advances                                                               -644,270.85
       Compensating Interest                                                                                               6,492.78
       Investment Earnings on Certificate Account                                                                              0.00
                                                                                                                      -------------

                               Interest Remittance Amount                                                              4,103,356.87

       Amount not Required to be deposited                                                                                     0.00

                               Total available in the Certificate Account                                             20,771,222.88

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
II     Distributions                                                                   Per $ 1,000                       Amount
                                                                                       -----------                    -------------

1.     Aggregate Class AF Distribution                                                 20.73448636                    12,065,397.61

2.     Aggregate Class A-IO Distribution                                                0.00000000                             0.00

3.     Aggregate Class MF-1 Distribution                                                4.99166677                       165,523.67

4.     Aggregate Class MF-2 Distribution                                                5.32500000                       141,272.25

5.     Aggregate Class BF Distribution                                                  5.69166667                       122,598.50

6.     Aggregate Class AV Distribution                                                 23.38083323                     6,130,688.28

7.     Aggregate Class MV-1 Distribution                                                1.45833333                        28,875.00

8.     Aggregate Class MV-2 Distribution                                                1.96666667                        34,279.00

9.     Aggregate Class BV Distribution                                                  2.54166667                        44,301.25

10.    Aggregate Class X-IO Distribution                                                0.00000000                     1,552,110.99

11.    Aggregate Class R Distribution                                                                                          0.00

12.    Aggregate Master Servicer Distribution                                                                            486,176.33
                                                                                                                      -------------
                                                   Total Distributions =                                              20,771,222.88

III    Certificate Class Balances                                                       Factor %                         Amount
                                                                                      ------------                   --------------

       Opening Senior Class A Certificate Balances as reported in prior
       Monthly Master Servicer Report for Group I Certificates:
                         (a)   Class AF-1A                                             46.80851587%                  272,378,753.84

                         (b)   Class A-IO (Notional Amount)                                                                    0.00

       Opening Subordinated Class MF & BF Certificate Balances as reported in prior Monthly Master Servicer Report for Group I Certificates:
                         (a)   Class MF-1                                             100.00000000%                   33,160,000.00
                         (b)   Class MF-2                                             100.00000000%                   26,530,000.00
                         (c)   Class BF                                               100.00000000%                   21,540,000.00
                                                                                                                     --------------
                                                                                                                      81,230,000.00
       Opening Senior Class AV Certificate Balances as reported in prior
       Monthly Master Servicer Report for Group II Certificates:
                         (a)   Class AV                                                47.95415423%                  125,740,587.81

       Opening Subordinated Class MV & BV Certificate Balances as reported in prior Monthly Master Servicer Report for Group II Certificates:
                         (b)   Class MV-1                                             100.00000000%                   19,800,000.00
                         (c)   Class MV-2                                             100.00000000%                   17,430,000.00
                         (d)   Class BV                                               100.00000000%                   17,430,000.00
                                                                                                                     --------------
                                                                                                                      54,660,000.00

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
IV     Principal Distribution Amount

1(a).  Basic Principal Amount                                                                              No.            Amount
                                                                                                         -------      -------------
                         (a)   Stated principal collected                                                              1,486,977.71
                         (b)   Principal Prepayments                                                       175        14,328,597.03
                         (c)   Liquidation Proceeds                                                                      842,179.12
                         (d)   Repurchased Mortgage Loans                                                    0                 0.00
                         (e)   Substitution Adjustment related to Principal                                                    0.00
                         (f)   Recoveries on previously Liquidated Mortgages
                               with respect to Principal                                                                  10,112.15
                                                                                                                      -------------

                                                   Total Basic Principal                                              16,667,866.01

1(b).  Subordination Increase/(Decrease) amount                                                                          279,262.26
                                                                                                                      -------------
                                                Total Principal Distribution                                          16,947,128.27

2(a).  Class AF Principal Distribution Amount for Group I Certificates:
                                                                                       Per $ 1,000
                                                                                       -----------
                         1.    Class AF                                                18.83484075                    10,959,993.83

2(b).  Class MF & BF Principal Distribution Amount Group I Certificates:
                         1.    Class MF-1                                               0.00000000                             0.00
                         2.    Class MF-2                                               0.00000000                             0.00
                         3.    Class BF                                                 0.00000000                             0.00

2(c).  Class AV Principal Distribution Amount Group II Certificates:
                         1.    Class AV                                                22.83335662                     5,987,134.44

2(d).  Class AV Principal Distribution Amount Group II Certificates:
                         1.    Class MV-1                                               0.00000000                             0.00
                         2.    Class MV-2                                               0.00000000                             0.00
                         3.    Class BV                                                 0.00000000                             0.00

2(e)   Class M Applied Realized Loss for Group I Certificates:
                         1.    Class MF-1                                               0.00000000                             0.00
                         2.    Class MF-2                                               0.00000000                             0.00
                         3.    Class BF                                                 0.00000000                             0.00

2(f)   Class B Applied Realized Loss for Group II Certificates:
                         1.    Class MV-1                                               0.00000000                             0.00
                         2.    Class MV-2                                               0.00000000                             0.00
                         3.    Class BV                                                 0.00000000                             0.00

                                                                                         Factor %                        Amount
                                                                                       -----------                   --------------
       Ending Senior Class A Certificate Balances after distributions of principal in this Monthly Master Servicer Report for Group I Certificates:
                         (a)   Class AF-1A                                             44.92503179%                  261,418,760.01

                         (b)   Class A-IO (Notional Amount)                                                                    0.00

       Ending Subordinated Class MF & BF Certificate Balances after distributions of principal in this Monthly Master Servicer Report
       Group I Certificates:
                         (a)   Class MF-1                                             100.00000000%                   33,160,000.00
                         (b)   Class MF-2                                             100.00000000%                   26,530,000.00
                         (c)   Class BF                                               100.00000000%                   21,540,000.00
                                                                                                                     --------------
                                                                                                                      81,230,000.00

       Ending Senior Class AV Certificate Balances after distributions of principal in this Monthly Master Servicer Report for Group II
       Certificates:
                         (a)   Class AV                                                45.67081857%                  119,753,453.37

       Ending Subordinated Class  MV & BV Certificate Balances after distributions of principal in this Monthly Master Servicer Report for
       Group II Certificates:
                         (b)   Class MV-1                                             100.00000000%                   19,800,000.00
                         (c)   Class MV-2                                             100.00000000%                   17,430,000.00
                         (d)   Class BV                                               100.00000000%                   17,430,000.00
                                                                                                                     --------------
                                                                                                                      54,660,000.00

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
V      Interest Distribution Amount

       Fixed Rate Certificates

                         (b)   Fixed Rate Certificates applicable
                               Pass-Through Rate
                                      1.    Class AF-1A                                    4.87000%
                                      2.    Class A-IO                                     5.00000%
                                      9.    Class MF-1                                     5.99000%
                                     10.    Class MF-2                                     6.39000%
                                     11.    Class BF                                       6.83000%

       Variable Rate Certificates

                         (b)  LIBOR Rate                                                   1.10000%

                                      1.    Class AV                                       1.37000%
                                      2.    Class MV-1                                     1.75000%
                                      3.    Class MV-2                                     2.36000%
                                      4.    Class BV                                       3.05000%

       INTEREST REMITTANCE AMOUNT
          1.  Interest collected on Mortgage Loans                                    4,126,499.29
          2.  Interest advanced on Mortgage Loans                                       -29,635.20
          3.  Compensating Interest on Mortgage Loans                                     6,492.78
          4.  Substitution Adjustment interest                                                0.00
          5.  Purchase Price interest on repurchased accounts                                 0.00
          6.  Liquidation Proceeds interest portion                                           0.00
          7.  Recoveries on previously Liquidated Mortgages with respect
              to Interest                                                                     0.00
                         TOTAL INTEREST REMITTANCE AMOUNT                                                              4,103,356.87

       Current Interest Requirement

                                      1.    Class AF-1A  @ applicable
                                            Pass-Through Rate                                                          1,105,403.78
                                      2.    Class A-IO @ applicable
                                            Pass-Through Rate                                                                  0.00
                                      3.    Class MF-1 @ applicable
                                            Pass-Through Rate                                                            165,523.67
                                      4.    Class MF-2 @ applicable
                                            Pass-Through Rate                                                            141,272.25
                                      5.    Class BF @ applicable
                                            Pass-Through Rate                                                            122,598.50
                                      6.    Class AV @ applicable
                                            Pass-Through Rate                                                            143,553.84
                                      7.    Class MV-1 @ applicable
                                            Pass-Through Rate                                                             28,875.00
                                      8.    Class MV-2 @ applicable
                                            Pass-Through Rate                                                             34,279.00
                                      9.    Class BV  @ applicable
                                            Pass-Through Rate                                                             44,301.25

       Interest Carry Forward Amount

                                      1.    Class AF-1A                                       0.00
                                      2.    Class A-IO                                        0.00
                                      3.    Class MF-1                                        0.00
                                      4.    Class MF-2                                        0.00
                                      5.    Class BF                                          0.00
                                      6.    Class AV                                          0.00
                                      7.    Class MV-1                                        0.00
                                      8.    Class MV-2                                        0.00
                                      9.    Class BV                                          0.00
                                     10.    Class X-IO                                        0.00

       Certificates Interest Distribution Amount
                                                                                      Per $ 1,000
                                                                                     -------------
                                      1.    Class AF-1A                                 1.89964561                     1,105,403.78
                                      2.    Class A-IO                                  0.00000000                             0.00
                                      3.    Class MF-1                                  4.99166677                       165,523.67
                                      4.    Class MF-2                                  5.32500000                       141,272.25
                                      5.    Class BF                                    5.69166667                       122,598.50
                                      6.    Class AV                                    0.54747660                       143,553.84
                                      7.    Class MV-1                                  1.45833333                        28,875.00
                                      8.    Class MV-2                                  1.96666667                        34,279.00
                                      9.    Class BV                                    2.54166667                        44,301.25
                                                                                                                       ------------
                                                                                                                       1,785,807.29

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
VI     Credit Enhancement Information
                                                                                           Group I        Group II            Total

                         (a)   Senior Enhancement Percentage                                 26.98%          35.44%           62.42%

                         (b)   Overcollateralization Amount:

                                      1.    Opening Overcollateralization Amount     15,252,032.86   10,773,517.11    26,025,549.97
                                      2.    Ending Overcollateralization Amount      15,252,032.86   10,773,517.11    26,025,549.97
                                      3.    Targeted Overcollateralization Amount    15,252,032.86   10,773,517.11    26,025,549.97
                                      4.    Subordination Deficiency                          0.00            0.00             0.00
                                      5.    Overcollateralization Release Amount              0.00            0.00             0.00

VII    Trigger Information

                     1.  (a)   60+ Delinquency  Percentage                                    8.46%           7.50%
                         (b)   Delinquency Event in effect
                               (Group I > 50% or Group II > 40%
                               of the Sr. Enhancement) ?                                        NO              NO

                     2.  (a)   Cumulative Loss Percentage                                     0.42%           0.31%
                         (b)   Applicable Loss Percentage for current
                               Distribution                                                   2.25%           3.25%
                         (c)   Cumulative Loss Trigger Event in effect                          NO              NO

VIII   Pool Information                                                                              No.                 Amount
                                                                                                  --------           --------------

                         (a)   Closing Mortgage Loan Principal Balance:
                                 1.   Fixed Rate                                                    5,085            357,900,792.87
                                 2.   Adjustable Rate                                               1,772            185,186,970.48

                                         Total Closing Mortgage Loan
                                         Principal Balance:                                         6,857            543,087,763.35

                         (b)  Balloon Mortgage Loans
                                 1.   Fixed Rate                                                      166             12,331,608.77
                                 2.   Adjustable Rate                                                   0                      0.00

                                         Total Closing Mortgage Loan
                                         Principal Balance:                                           166             12,331,608.77

                         (c)  Weighted Average Mortgage Rate:
                                 1.   Fixed Rate                                                                              9.409%
                                 2.   Adjustable Rate                                                                         8.017%

                                         Total  Weighted Average Mortgage Rate                                                8.934%

                         (d)  Weighted Average Net Mortgage Rate:
                                 1.   Fixed Rate                                                                              8.909%
                                 2.   Adjustable Rate                                                                         7.516%

                         (e)  Weighted Average Remaining Maturity:
                                 1.   Fixed Rate                                                                             283.20
                                 2.   Adjustable Rate                                                                        333.58

                         (f)  Weighted Average Original Maturity:
                                 1.   Fixed Rate                                                                             317.80
                                 2.   Adjustable Rate                                                                        358.48

IX     Delinquency Information                                                                        No.       %         Amount
                                                                                                    ------    -----   -------------

       A.  Fixed Rate Mortgage Loans:
                         (a)   Delinquent Contracts:
                                      1.    31 - 59 Day Accounts                                      267     4.89%   17,484,352.82
                                      2.    60 - 89 Day Accounts                                       87     1.78%    6,377,189.88
                                      3.    90+  Day Accounts                                         231     4.96%   17,751,601.56

                         (b)   Mortgage Loans - In Foreclosure                                        138     3.07%   10,989,323.08
                         (c)   REO Property Accounts                                                   92     2.05%    7,324,914.03

       B.  Adjustable Rate Mortgage Loans:
                         (a)   Delinquent Contracts:
                                      1.    31 - 59 Day Accounts                                      112     4.99%    9,239,060.66
                                      2.    60 - 89 Day Accounts                                       32     1.62%    3,001,699.71
                                      3.    90+  Day Accounts                                          89     4.55%    8,426,000.82

                         (b)   Mortgage Loans - In Foreclosure                                         53     2.87%    5,321,603.28
                         (c)   REO Property Accounts                                                   36     1.65%    3,054,842.58

       C.  Total For All Mortgage Loans
                         (a)   Delinquent Contracts:
                                      1.    31 - 59 Day Accounts                                      379     4.92%   26,723,413.48
                                      2.    60 - 89 Day Accounts                                      119     1.73%    9,378,889.59
                                      3.    90+  Day Accounts                                         320     4.82%   26,177,602.38

                         (b)   Mortgage Loans - In Foreclosure                                        191     3.00%   16,310,926.36
                         (c)   REO Property Accounts                                                  128     1.91%   10,379,756.61

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
X      Realized Losses                                                                                No.                Amount
                                                                                                    ------           --------------

              1.  (a)    Gross Realized Losses during the period                                       10              1,131,553.53

                  (b)    Realized Losses during the period
                               1.   Group I                                                                               74,369.24
                               2.   Group II                                                                             204,893.02
                                                                                                                       ------------

                                              Total                                                                      279,262.26

                  (c)    Cumulative Gross Realized Losses                                              93              8,243,329.22

                  (d)    Cumulative Realized Losses
                               1.   Group I                                                                            2,804,870.61
                               2.   Group II                                                                             991,730.01

                                              Total                                                                    3,796,600.62

                  (e)    Cumulative Applied Realized Losses

                                       i.   Class MF-1                                                                         0.00
                                      ii.   Class MV-1                                                                         0.00
                                     iii.   Class MF-2                                                                         0.00
                                      iv.   Class MV-2                                                                         0.00
                                       v.   Class BF                                                                           0.00
                                      vi.   Class BV                                                                           0.00

XI     Miscellaneous Information

       1.    (a)  Monthly Master Servicer Fee

                                       i.   Monthly Servicing Fee                                                        233,347.87
                                      ii.   Mortgage Fees                                                                246,724.16
                                     iii.   Mortgage Insurance Premium
                                            Reimbursement                                                                  6,104.30
                                      iv.   Certificate Account Investment
                                            Earnings                                                                           0.00

              (b) Amount of prior unpaid Master Servicing Fees paid with this
                  distribution                                                                                                 0.00

              (c) Total Master Servicing Fees paid with this distribution                                                486,176.33

              (d) Amount of unpaid Master Servicing Fees as of this distribution                                               0.00

       2.     (a) Opening Master Servicer Advance Balance                                                              9,238,265.12

              (b) Current Advance (exclusive of Compensating Interest)                                                   614,635.65

              (c) Reimbursement of prior Master Servicer Advances                                                       (644,270.85)
                                                                                                                       ------------

              (d) Ending Master Servicer Advance Balance                                                               9,208,629.92

       3.     Current period Compensating Interest                                                                         6,492.78

       4.     (a) Stepdown Date in effect ?                                                               NO